EXECUTION VERSION

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made as of July 26, 2013 by and among Sequential Brands Group, Inc., a Delaware corporation (the “Company”), and [    ] as the “Investor” and any Persons identified on the signature page of any joinder agreements executed and delivered pursuant to Section 9 and Section 10 hereof (each, including the Investor, a “Holder” and, collectively, the “Holders”). Capitalized terms used but not otherwise defined herein are defined in Section 13 hereof.

RECITALS:

WHEREAS, in connection with that certain Securities Purchase Agreement by and between the Company and the Investor, dated July 25, 2013 (the “Purchase Agreement”), and the offering contemplated thereby (the “PIPE Transaction”), the Company has agreed, upon the terms and subject to the conditions set forth in the Purchase Agreement, to issue and sell to the Investor an aggregate of 1,000,000 shares of the Company’s Common Stock;

WHEREAS, in accordance with the terms of the Purchase Agreement, the Company has agreed to provide the Holders with certain registration rights;

NOW, THEREFORE, in accordance with the terms of the Purchase Agreement, and in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and each of the Holders hereby agree as follows:

Section 1. Shelf Registration.

(a)          Filing. The Company shall, as soon as commercially reasonable, but in any event not later than 75 days after the Closing Date (as defined below) (such date, the “Filing Deadline”), file a registration statement on any permitted form that qualifies, and is available for, the resale of Registrable Securities, with the Commission in accordance with and pursuant to Rule 415 promulgated under the Securities Act (or any successor rule then in effect) (the “Shelf”). The Company shall use its commercially reasonable efforts to cause such Shelf to become effective as promptly thereafter as practicable, but in any event not later than 90 days after the Filing Deadline if the Company receives comments to the Shelf from the Commission (“SEC Comments”) or 30 days after the Filing Deadline if the Company does not receive SEC Comments (such date, the “Effectiveness Deadline”). The Company’s obligations to file and to cause the Shelf to become effective pursuant to this Section 1(a) may be suspended for a period of time, upon written notice to the Holders of Registrable Securities, (each such period of time, a “Pre-Effective Suspension Period”), if the Company determines in its reasonable good faith judgment that it is in an Acquisition Event Period; provided, that (i) there are no more than two Pre-Effective Suspension Periods during the term of this Agreement, (ii) the duration of any one Pre-Effective Suspension Period may not exceed 45 days and (iii) the Company shall use its reasonable good faith efforts to terminate any Pre-Effective Suspension Period and commence filing or seek effectiveness of the Shelf, as applicable, as promptly as reasonably practicable, unless the Company, in its sole discretion, reasonably expects such commencement of filing or seeking effectiveness would have an adverse effect on the Company with respect to any proposal or plan of the Company to effect a merger, acquisition, disposition, financing, reorganization, recapitalization or similar transaction or any negotiations, discussions or pending proposals with respect thereto. Subject to any SEC Comments, such Shelf shall include a plan of distribution substantially in the form attached hereto as Exhibit A (the “Plan of Distribution”), as may be amended in accordance with the terms of this Agreement. Such Shelf shall not include any shares of Common Stock, other than the Piggyback Shares, or other securities for the account of any holder other than the Holders, without the prior written consent of the Holders of a majority of the Registrable Securities. The Company shall give written notice of the expected filing of the Shelf (the “Registration Notice”) at least ten Business Days prior to the filing thereof to each Holder and the Company shall include in the Shelf all Registrable Securities with respect to which the Company has received written requests for inclusion therein at least five Business Days prior to the date of filing indicated in the Registration Notice; provided, however, that, in order to be named as a selling securityholder in the Shelf, each Holder must furnish to the Company a duly completed questionnaire in the form attached to this Agreement as Exhibit B or in a form mutually acceptable to the parties, and any additional information as may be reasonably requested by the Company for the purpose of including such Holder’s Registrable Securities in the Shelf (the “Selling Holder Information”). The Company shall include, in the Shelf, Selling Holder Information received to the extent necessary and in a manner so that, upon effectiveness of the Shelf, any such Holder shall be named, to the extent required by the rules promulgated under the Securities Act by the Commission, as a selling securityholder and be permitted to deliver (or be deemed to deliver) a Prospectus relating to the Shelf to purchasers of the Registrable Securities in accordance with applicable law.

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(b)          Amendments; Shelf Term. If the Company files an amended version of the Shelf, including any post-effective amendment to the Shelf (the “Shelf Amendment”), the Company shall give written notice of such Shelf Amendment (the “Shelf Amendment Notice”) at least ten Business Days prior to the filing thereof to each Holder and each Holder may be required, upon the Company’s request, to provide updated Selling Holder Information, in writing, in the form included with the Company’s Shelf Amendment Notice. The Company shall include in such Shelf Amendment, such updated Selling Holder Information, including any Selling Holder Information that was not included in any previously filed version of the Shelf. Notwithstanding the foregoing, the Company shall not include any Holder’s Selling Holder Information on a Shelf Amendment to the extent that such Holder, at the time of the Shelf Amendment Notice, does not or, at the time of the Shelf Amendment filing, will not, hold Registrable Securities. The Company shall use its commercially reasonable efforts to convert any Shelf that is on Form S-1 to a Registration Statement on Form S-3 (the “Form S-3 Shelf”) as soon as reasonably practicable after the Company is eligible to use Form S-3. The Company shall use its commercially reasonable efforts to maintain the effectiveness of the Shelf in accordance with the terms hereof for a period (such period, the “Shelf Term”) ending upon the earliest to occur of: (i) the date on which all Registrable Securities covered by the Shelf have been sold, (ii) the date on which no Holder hereunder holds Registrable Securities, or (iii) one year from the closing date of the PIPE Transaction (the “Closing Date”).

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(c)          Liquidated Damages. If a Shelf covering the Registrable Securities is not filed with the Commission on or prior to the Filing Deadline or the Company fails to have a Registration Statement declared effective under the Securities Act prior to the applicable Effectiveness Deadline, subject, in each case, to extension through the Company’s use of any Pre-Effective Suspension Period as provided in Section 1(a) hereof, for more than 30 consecutive calendar days (such 30-day period, the “Grace Period”), the Company will, subject to the conditions set forth in this Section 1(c), make pro rata payments to each Holder, as liquidated damages and not as a penalty, in an amount equal to 1.5% of the aggregate amount invested by such Holder pursuant to the Purchase Agreement (or the purchase price of the Registrable Securities purchased by any Holder not an original party to the Purchase Agreement, (the “Purchase Amount”) for each 30-day period (or pro rata for any portion thereof) following the applicable Grace Period. Such payments shall constitute the Holders’ exclusive monetary remedy for such events, but shall not affect the right of the Holders to seek injunctive relief. Such payments shall be made to each Holder by check mailed to the address of the registered Holder of the Registrable Securities on the books and records of the Company as maintained by the Company’s transfer agent, no later than three Business Days after the end of each 30-day period. Notwithstanding the forgoing, (i) the maximum aggregate liquidated damages payable to a Holder under this Agreement, including any interest, shall be 10.0% of the aggregate Purchase Amount paid by such Holder, (ii) no liquidated damages shall accrue or become payable in respect of any Piggyback Shares, (iii) no liquidated damages shall accrue or become payable during the Grace Period, (iv) no liquidated damages shall accrue after the Shelf Term, (v) no liquidated damages shall accrue during any Acquisition Event Period (as defined below) and (vi) no liquidated damages shall accrue after the date the shares of Common Stock then held by such Holder are no longer Registrable Securities.

(d)          Restrictions on Use of the Registration Statement. Upon written notice to the Holders of Registrable Securities, the Company shall be entitled to suspend, for a period of time (each, a “Suspension Period”), the use of any Registration Statement or Prospectus and shall not be required to amend or supplement the Registration Statement, any related Prospectus or any document incorporated therein by reference if the Company determines in its reasonable good faith judgment that the Registration Statement or any Prospectus may contain an untrue statement of a material fact or may omit any fact necessary to make the statements in the Registration Statement or Prospectus not misleading, including, but not limited to, situations in which financial statements may be required for recent or probable acquisitions by the Company; provided, that (i) there are no more than four Suspension Periods during the Shelf Term, (ii) the duration of any one Suspension Period may not exceed 30 days, (iii) the duration of all Suspension Periods during the Shelf Term may not exceed 90 days and (iv) the Company shall use its reasonable good faith efforts to amend the Registration Statement and/or Prospectus to correct such untrue statement or omission as promptly as reasonably practicable, unless the Company, in its sole discretion, reasonably expects such amendment would have an adverse effect on the Company with respect to any proposal or plan of the Company to effect a merger, acquisition, disposition, financing, reorganization, recapitalization or similar transaction or any negotiations, discussions or pending proposals with respect thereto.

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(e)          Rule 415; Cutback. If at any time the Commission takes the position that the offering of some or all of the Registrable Securities in a Registration Statement is not eligible to be made on a delayed or continuous basis under the provisions of Rule 415 under the Securities Act or requires any Holder to be named as an “underwriter,” the Company shall use its commercially reasonable efforts to persuade the Commission that the offering contemplated by the Registration Statement is a valid secondary offering and not an offering “by or on behalf of the issuer” as defined in Rule 415 and that the Investor is not an “underwriter.” The Holders shall have the right to comment or have their counsel comment on any written submission made to the Commission with respect thereto. No such written submission shall be made to the Commission to which the Holders’ counsel reasonably objects. In the event that, despite the Company’s commercially reasonable efforts and compliance with the terms of this Section 1(e), the Commission refuses to alter its position, the Company shall (i) remove from the Registration Statement such portion of the Registrable Securities, which for the avoidance of doubt shall include the Piggyback Shares (the “Cut Back Shares”) and/or (ii) agree to such restrictions and limitations on the registration and resale of the Registrable Securities as the Commission may require to assure the Company’s compliance with the requirements of Rule 415 (collectively, the “SEC Restrictions”); provided, however, that the Company shall not agree to name any Holder as an “underwriter” in such Registration Statement without the prior written consent of such Holder. Any cut-back imposed on the Investor pursuant to this Section 1(e) shall be allocated among the Holders and each of the other parties named as selling stockholders on the Shelf, including the other investors in the PIPE Transaction and holders of the Piggyback Shares (collectively, the “Shelf Selling Stockholders”), on a pro rata basis, unless the SEC Restrictions otherwise require or provide or the Shelf Selling Stockholders otherwise agree.

Section 2. Holdback Agreements. In connection with any underwritten public offering of equity securities by the Company (a “Company Underwritten Offering”), if requested by the managing underwriter for such offering, each Holder agrees to enter into a lock-up agreement containing customary restrictions on transfers of equity securities of the Company or any securities convertible into or exchangeable or exercisable for such securities, without prior written consent from the Company, during the seven day period prior to and the 90 day period after (or such shorter period as requested) beginning on the date of pricing of such underwritten offering (subject to extension in connection with any earnings release or other release of material information pursuant to FINRA Rule 2711(f) to the extent applicable) (the “Lock-Up Period”); provided, that nothing herein will prevent (i)(a) any Holder that is a partnership, limited liability company or corporation from making a distribution of Registrable Securities to the partners, members or stockholders thereof, (b) the transfer by a Holder that is an investment advisor managing a separately managed account to the owner of the separately managed account, or (c) a transfer to an Affiliate that is otherwise in compliance with the applicable securities laws, so long as such distributees or transferees agree to be bound by the restrictions set forth in this Section 2, (ii) the exercise, exchange or conversion of any security exercisable or exchangeable for, or convertible into, Common Stock, provided the Common Stock issued upon such exercise or conversion shall be subject to the restrictions set forth in this Section 2, or (iii) any Holder from continuing market-making or other trading activities as a broker-dealer in the ordinary course of business; provided, further, that there shall be a period of at least 30 days between the end of any Lock-Up Period and the pricing date of any subsequent Company Underwritten Offering. If requested by the managing underwriter, each Holder agrees to execute a lock-up agreement in favor of the Company’s underwriters to such effect and, in any event, that the Company’s underwriters in any relevant underwritten offering shall be third party beneficiaries of this Section 2. The provisions of this Section 2 will no longer apply to a Holder once such Holder ceases to hold Registrable Securities.

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Section 3. Company Undertakings.

In connection with the Company’s registration obligations hereunder, the Company shall, as expeditiously as possible:

(a)          before filing a Registration Statement or Prospectus, any amendments or supplements thereto or any Issuer Free Writing Prospectus, at the Company’s expense, furnish to Counsel to the Holders, if any, copies of all such documents, other than documents that are incorporated by reference, proposed to be filed and such other documents reasonably requested by the Holders and provide a reasonable opportunity for review and comment on such documents by Counsel to the Holders;

(b)          notify each Holder of Registrable Securities of the effectiveness of the Registration Statement and prepare and file with the Commission such amendments and supplements to such Registration Statement and the Prospectus used in connection therewith as may be necessary to keep such Registration Statement effective until the date on which all Registrable Securities have been sold pursuant to the Registration Statement or have otherwise ceased to be Registrable Securities, and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such Registration Statement; provided, however in no event shall the Company be obligated to maintain the effectiveness of the Registration Statement beyond the Shelf Term and further provided, that the Company’s obligations under this Section 3(b) shall not apply during any Suspension Period;

(c)          furnish to each Holder of Registrable Securities, without charge, such number of copies of the applicable Registration Statement, each amendment and supplement thereto, the Prospectus included in such Registration Statement (including any Prospectus (including any Prospectus filed under Rule 424 and any Issuer Free Writing Prospectus)), all exhibits and other documents filed therewith and such other documents as such seller may reasonably request including in order to facilitate the disposition of the Registrable Securities owned by such seller, and upon request, a copy of any and all transmittal letters or other correspondence to or received from, the Commission or any other governmental authority relating to such offer;

(d)          (i) register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as any Holder reasonably requests, (ii) keep such registration or qualification in effect for so long as the applicable Registration Statement remains in effect and (iii) use its commercially reasonable efforts to do any and all other acts and things which may be reasonably necessary or advisable to enable such Holder to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller in a manner substantially similar to those set forth in the Plan of Distribution (provided, that nothing contained herein or in the Plan of Distribution shall require the Company to (w) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subsection, (x) subject itself to taxation in any such jurisdiction, (y) consent to general service of process in any such jurisdiction or (z) participate in or effect any underwritten offering on behalf of or for the Holders of Registrable Securities;

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(e)          notify each Holder of such Registrable Securities (i) at any time when a Prospectus relating to the applicable Registration Statement is required to be delivered under the Securities Act, (A) promptly upon discovery that, or upon the happening of any event as a result of which, such Registration Statement, or the Prospectus or Free Writing Prospectus relating to such Registration Statement, or any document incorporated or deemed to be incorporated therein by reference contains an untrue statement of a material fact or omits any fact necessary to make the statements in the Registration Statement or the Prospectus or Free Writing Prospectus relating thereto not misleading or otherwise requires the making of any changes in such Registration Statement, Prospectus, Free Writing Prospectus or document, and, at the request of any such seller and, the Company shall promptly prepare a supplement or amendment to such Prospectus or Free Writing Prospectus, furnish a reasonable number of copies of such supplement or amendment to each seller of such Registrable Securities and file such supplement or amendment with the Commission so that, as thereafter delivered to the purchasers of such Registrable Securities, such Prospectus or Free Writing Prospectus as so amended or supplemented shall not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading, (B) promptly if the Company becomes aware of any request by the Commission or any federal or state governmental authority for amendments or supplements to a Registration Statement or related Prospectus or Free Writing Prospectus covering Registrable Securities or for additional information relating thereto, (C) promptly if the Company becomes aware of the issuance or threatened issuance by the Commission of any stop order or other order suspending or threatening to suspend the effectiveness or preventing the use of a Registration Statement covering the Registrable Securities or suspending the qualification of any Registrable Securities included in such Registration Statement (and use its commercially reasonable efforts to prevent the issuance of or obtain the lifting of any such stop order or obtain the withdrawal of any order suspending or preventing the use of any related Prospectus or Free Writing Prospectus or suspending qualification of any Registrable Securities included in the Registration Statement as soon as reasonably practicable) or (D) promptly upon the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any proceeding for such purpose; and (ii) when each such Registration Statement or any amendment thereto has been filed with the Commission and when each Registration Statement or the related Prospectus or Free Writing Prospectus or any Prospectus supplement or any post-effective amendment thereto has become effective;

(f)          use its commercially reasonable efforts to cause all Registrable Securities covered by a Shelf to be listed on each securities exchange, interdealer quotation system or other market on which similar securities issued by the Company are then listed;

(g)          provide and cause to be maintained a transfer agent and registrar for all such Registrable Securities no later than the effective date of the applicable Registration Statement;

(h)          permit any Holder of Registrable Securities, to participate (including, but not limited to, reviewing and commenting) in the preparation of such Registration Statement;

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(i)          with respect to each Free Writing Prospectus or other materials to be included in the Disclosure Package, ensure that no Registrable Securities be sold “by means of” (as defined in Rule 159A(b) promulgated under the Securities Act) such Free Writing Prospectus or other materials without the prior written consent of the Holders of a majority of the Registrable Securities that are being sold pursuant to such Free Writing Prospectus, which Free Writing Prospectuses or other materials shall be subject to the review of Counsel to the Holders; provided, however, the Company shall not be responsible or liable for any breach by a Holder that has not obtained the prior written consent of the Company pursuant to Section 12(o);

(j)          promptly notify in writing the Holders and the sales or placement agent, if any, therefor, (i) when such Registration Statement or related Prospectus or Free Writing Prospectus or any Prospectus amendment or supplement or post-effective amendment has been filed, and, with respect to any such Registration Statement or any post-effective amendment, when the same has become effective and (ii) of any written comments by the Commission and by the blue sky or securities commissioner or regulator of any state with respect thereto;

(k)          (i) prepare and file with the Commission such amendments and supplements to each Registration Statement as may be necessary to comply with the provisions of the Securities Act, including post-effective amendments to each Registration Statement as may be necessary to keep such Registration Statement continuously effective for the applicable time period required hereunder; (ii) cause the related Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force) promulgated under the Securities Act; (iii) comply with the provisions of the Securities Act and the Exchange Act and any applicable securities exchange or other recognized trading market with respect to the disposition of all securities covered by such Registration Statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such Registration Statement as so amended or in such Prospectus as so supplemented; and (iv) provide additional information related to each Registration Statement as requested by, and obtain any required approval necessary from, the Commission or any federal or state governmental authority;

(l)          within the deadlines specified by the Securities Act, make all required filing fee payments in respect of any Registration Statement or Prospectus used under this Agreement (and any offering covered thereby);

(m)          use its commercially reasonable efforts to take all other actions necessary or customarily taken by issuers to effect the registration of and its commercially reasonable efforts to take all other actions necessary to effect the sale of, the Registrable Securities contemplated hereby.

Section 4. Registration Expenses.All Registration Expenses shall be borne by the Company. All Selling Expenses relating to Registrable Securities registered shall be borne by the Holders of such Registrable Securities pro rata on the basis of the number of Registrable Securities sold.

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Section 5. Indemnification; Responsibility; Contribution.    The Company agrees to indemnify and hold harmless each Holder of Registrable Securities, its officers, directors, members, partners, agents and employees and each Person who controls any such Holder within the meaning of either the Securities Act or the Exchange Act, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, expenses and actions to which they or any of them may become subject insofar as such losses, claims, damages, liabilities and expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in a Registration Statement, the Disclosure Package, or any preliminary, final or summary Prospectus or Free Writing Prospectus included in any such Registration Statement, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of the Disclosure Package, or any preliminary, final or summary Prospectus or Free Writing Prospectus included in any such Registration Statement (in light of the circumstances under which they were made) not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, expense or action (whether or not the indemnified party is a party to any proceeding); provided, however, that the Company will not be liable in any case to the extent that any such loss, claim, damage, liability or expense arises (i) out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of any such Holder specifically for inclusion therein including, without limitation, any notice and questionnaire (including, for the avoidance of doubt, Exhibit B hereto), or (ii) out of sales of Registrable Securities made during a Pre-Effective Suspension Period or a Suspension Period after notice is given pursuant to Section 1(a) and Section 1(d) hereof, respectively. This indemnity clause will be in addition to any liability which the Company may otherwise have.

(b)          Each Holder (except the Investor), severally (and not jointly) agrees to indemnify and hold harmless the Company and each of its officers, directors, members, partners, agents and employees and each Person who controls the Company within the meaning of either the Securities Act or the Exchange Act, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages or liabilities to which they or any of them may become subject insofar as such losses, claims, damages or liabilities arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in a Registration Statement, in the Disclosure Package or any Holder Free Writing Prospectus, preliminary, final or summary Prospectus included in any such Registration Statement, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of the Disclosure Package, or any preliminary, final or summary Prospectus or Free Writing Prospectus included in any such Registration Statement, in light of the circumstances under which they were made) not misleading, to the extent, but only to the extent, that any such untrue statement or alleged untrue statement or omission or alleged omission is contained in any written information relating to such Holder furnished to the Company by or on behalf of such Holder specifically for inclusion therein; provided, however, that the total amount to be indemnified by such Holder pursuant to this Section 5(b) shall be limited to the net proceeds received by such Holder in the offering to which such Registration Statement, Disclosure Package, Prospectus or Holder Free Writing Prospectus relates. This indemnity clause will be in addition to any liability which any such Holder may otherwise have. For the avoidance of doubt, the Investor shall not be subject to the terms of this Section 5(b).

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(c)          The Investor agrees that it shall be responsible for any and all written information relating to itself furnished to the Company by or on behalf of itself specifically for inclusion in the Shelf and that such information will be true and correct in all material respects.

(d)          Promptly after receipt by an indemnified party under this Section 5 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 5, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from liability under paragraphs (a) or (b) above unless and to the extent such action and such failure results in material prejudice to the indemnifying party and forfeiture by the indemnifying party of substantial rights and defenses; and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraphs (a) or (b) above. The indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party, and, except as provided in the next sentence, after notice from the indemnifying party to such indemnified party of its election to so assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal expenses of other counsel or any other expenses subsequently incurred by such indemnified party in connection with the defense thereof. Notwithstanding the indemnifying party’s rights in the prior sentence, the indemnified party shall have the right to employ its own counsel (and one local counsel), but the indemnified party shall bear the reasonable fees, costs and expenses of such separate counsel. No indemnifying party shall, in connection with any one action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general circumstances or allegations, be liable for the fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) for all indemnified parties unless the use of only one firm of attorneys would be inappropriate due to a conflict of interest in the reasonable judgment of the indemnified party. An indemnifying party shall not be liable under this Section 5 to any indemnified party regarding any settlement or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent is consented to in writing by such indemnifying party. No indemnifying party, in the defense of any such claim or litigation, shall, except with the consent of each indemnified party, consent to entry of any judgment or enter into any settlement or compromise if any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement or compromise includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

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(e)          In the event that the indemnity provided in Section 5(a) or Section 5(b) above is held by a court of competent jurisdiction to be unavailable to or insufficient to hold harmless an indemnified party with respect to any loss, claim, damage, liability, expense or action referred to herein, then each applicable indemnifying party agrees to contribute to the aggregate losses, claims, damages and liabilities (including, without limitation, legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively, “Losses”) to which such indemnifying party may be subject in such proportion as is appropriate to reflect the relative benefits received from the offering of the Common Stock, as applicable, and relative fault of the indemnifying party on the one hand and the indemnified party on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party on the one hand or the indemnified party on the other and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties agree that it would not be just and equitable if contribution pursuant to this Section 5(e) were determined by pro rata allocation (even if the Holders of Registrable Securities or any agents or all of them were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 5(e). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this Section 5(e) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 5(e), no Person guilty of fraud or fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraud or fraudulent misrepresentation. For purposes of this Section 5, each Person who controls any Holder of Registrable Securities, agent or underwriter within the meaning of either the Securities Act or the Exchange Act and each director, officer, employee and agent of any such Holder, agent or underwriter shall have the same rights to contribution as such Holder, agent or underwriter, and each Person who controls the Company within the meaning of either the Securities Act or the Exchange Act and each officer and director of the Company shall have the same rights to contribution as the Company, subject in each case to the applicable terms and conditions of this Section 5(e).

(f)          The provisions of this Section 5 will remain in full force and effect, regardless of any investigation made by or on behalf of any Holder of Registrable Securities or the Company or any of the officers, directors, members, partners, agents and employees or controlling Persons referred to in this Section 5, and will survive the transfer of Registrable Securities.

Section 6. Sale of Registrable Securities. It shall be a condition precedent to the obligations of the Company to include Registrable Securities of any Holder in any Registration Statement or Prospectus, as the case may be, that such Holder shall timely furnish to the Company (as a condition precedent to such Holder’s participation in such registration) its Selling Holder Information in accordance with the terms hereof. Each selling Holder shall timely provide the Company with such information as may be reasonably requested to enable the Company to prepare a supplement or post-effective amendment to any Shelf Registration or a supplement to any Prospectus relating to such Shelf Registration.

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Section 7. Private Sale and Legends.

(a)          Except as provided in Section 2 hereof, the Company agrees that nothing in this Agreement shall prohibit the Holders, at any time and from time to time, from selling or otherwise transferring Registrable Securities pursuant to a private sale or other transaction which is compliant with and not registered pursuant to the Securities Act.

(b)          The Holders acknowledge that the certificate, general statement or other such instruments representing the Registrable Securities shall bear any legend as required by the “blue sky” laws of any state and a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of such stock certificates or general statements):

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS. THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF THE ISSUER THAT THESE SECURITIES MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY (A) TO THE ISSUER, (B) PURSUANT TO REGISTRATION UNDER THE SECURITIES ACT, (C) OUTSIDE THE UNITED STATES PURSUANT TO REGULATION S UNDER THE SECURITIES ACT, (D) INSIDE THE UNITED STATES PURSUANT TO THE EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER, IF AVAILABLE, OR (E) IN A TRANSACTION THAT IS OTHERWISE EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, AND IN EACH CASE IN COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS AND THE APPLICABLE LAWS OF ANY OTHER JURISDICTION, PROVIDED THAT IN THE CASE OF (C), (D) or (E) ABOVE, THE HOLDER HAS, PRIOR TO SUCH SALE, FURNISHED TO THE ISSUER A LEGAL OPINION OF COUNSEL OF RECOGNIZED STANDING, REASONABLY SATISFACTORY TO THE ISSUER. HEDGING TRANSACTIONS INVOLVING THESE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.”

Section 8. Rule 144 and Rule 144A.With a view to making available to the Holders of Registrable Securities the benefits of Rule 144 and Rule 144A promulgated under the Securities Act (“Rule 144” and “Rule 144A”) and other rules and regulations of the Commission that may at any time permit a Holder of Registrable Securities to sell securities of the Company to the public without registration, the Company covenants that it will (i) use its commercially reasonable efforts to file in a timely manner all reports and other documents required, if any, to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted thereunder and (ii) make available information necessary to comply with Rule 144 and Rule 144A, if available with respect to resales of the Registrable Securities under the Securities Act, at all times, all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (x) Rule 144 and Rule 144A promulgated under the Securities Act (if available with respect to resales of the Registrable Securities), as such rules may be amended from time to time or (y) any other rules or regulations now existing or hereafter adopted by the Commission.

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Section 9. Transfer of Registration Rights.The rights of a Holder hereunder may be transferred, assigned, or otherwise conveyed on a pro rata basis in connection with any transfer, assignment, or other conveyance of Registrable Securities (other than the Piggyback Shares) to any transferee or assignee; provided that all of the following additional conditions are satisfied: (a) such transfer or assignment is effected in accordance with applicable securities laws; (b) such transferee or assignee agrees in writing to become subject to the terms of this Agreement by delivering to the Company a duly executed joinder agreement; and (c) the Company is given written notice by such Holder of such transfer or assignment, stating the name and address of the transferee or assignee and identifying the Registrable Securities with respect to which such rights are being transferred or assigned. For the avoidance of doubt, the rights of a Holder of Piggyback Shares shall not be transferable with respect to any transfer of Piggyback Shares.

Section 10. Joinder.

Any Person who demonstrates that it is a Holder of Registrable Securities as of the date of the Registration Notice may acquire the rights of a Holder hereunder if it agrees in writing to become subject to the terms of this Agreement as a Holder by delivering to the Company a duly executed joinder agreement in form attached hereto as Exhibit C.

Section 11. Amendment, Modification and Waivers.

(a)          Amendment. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to or departures from the provisions hereof may not be given, without the written consent of the Company and the Holder or Holders of a majority of the Registrable Securities. In the event of such amendment, modification or waiver, the Company shall use its commercially reasonable efforts to provide prompt written notice to the Investor of such amendment, modification or waiver. Notwithstanding the foregoing, Section 5 and Section 12(g) as relates to the Investor and Sections 12(a), 12(j) and 12(s) may not be amended, modified or supplemented, and waivers or consents to or departures from the provisions thereof may not be given, without the written consent of the Investor.

(b)          Effect of Waiver. No waiver of any terms or conditions of this Agreement shall operate as a waiver of any other breach of such terms and conditions or any other term or condition, nor shall any failure of any party to enforce any provision hereof operate or be construed as a waiver of such provision or of any other provision hereof and shall not affect the right of such party thereafter to enforce each provision of this Agreement in accordance with its terms. No written waiver hereunder, unless it by its own terms explicitly provides to the contrary, shall be construed to effect a continuing waiver of the provisions being waived and no such waiver in any instance shall constitute a waiver in any other instance or for any other purpose or impair the right of the party against whom such waiver is claimed in all other instances or for all other purposes to require full compliance with such provision.

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Section 12. Miscellaneous; Remedies; Specific Performance.

(a)          Specific Performance. Any Person having rights under any provision of this Agreement shall be entitled to seek to enforce such rights specifically, to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights existing in their favor. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction for specific performance and/or injunctive relief (without posting any bond or other security) in order to enforce or prevent violation of the provisions of this Agreement. The parties hereto further agree and acknowledge that each and every obligation applicable to it contained in this Agreement may be specifically enforceable against it. All rights and remedies existing under this Agreement are cumulative to, and not exclusive of, any rights or remedies available under this Agreement or otherwise.

(b)          Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided, that no party shall assign any of its rights or obligations hereunder without the prior written consent of the other party, except that the right to cause the Company to register Registrable Securities hereunder may be assigned (but only with all related obligations) by a Holder, in compliance with all applicable securities laws, to a transferee who acquires all or any part of such Holder’s Registrable Securities from the Holder, as long as such transferee agrees in writing to be bound by the provisions of this Agreement.

(c)          Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without prohibiting or invalidating the remainder of this Agreement.

(d)          Counterparts. This Agreement may be executed simultaneously in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same Agreement.

(e)          Descriptive Headings; Interpretation; No Strict Construction. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a substantive part of this Agreement. Whenever required by the context, any pronoun used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular forms of nouns, pronouns, and verbs shall include the plural and vice versa. Reference to any agreement, document, or instrument means such agreement, document, or instrument as amended or otherwise modified from time to time in accordance with the terms thereof, and, if applicable, hereof. The words “include,” “includes” or “including” in this Agreement shall be deemed to be followed by “without limitation.” The use of the words “or,” “either” or “any” shall not be exclusive. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. If an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement. All references to laws, rules, regulations and forms in this Agreement shall be deemed to be references to such laws, rules, regulations and forms, as amended from time to time or, to the extent replaced, the comparable successor thereto in effect at the time. All references to agencies, self-regulatory organizations or governmental entities in this Agreement shall be deemed to be references to the comparable successors thereto from time to time.

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(f)          Governing Law. This Agreement and the exhibits and schedules hereto shall be governed by, and construed in accordance with, the laws of the State of New Jersey, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of New Jersey or any other jurisdiction) to the extent such rules or provisions would cause the application of the laws of any jurisdiction other than the State of New Jersey.

(g)          Notices. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given when (a) delivered personally to the recipient, (b) telecopied or sent by facsimile or e-mail to the recipient, or (c) one Business Day after being sent to the recipient by reputable overnight courier service (charges prepaid). Such notices, demands and other communications shall be sent to the Company at the address set forth below and to any Holder of Registrable Securities at the address set forth on the signature page hereto, or at such address or to the attention of such other Person as the recipient party has specified by prior written notice to the sending party. Notwithstanding anything to the contrary contained herein, including without limitation Section 12(h) hereof, facsimile shall not be deemed an effective method of delivery of notices and communications to the Investor.

If to the Company:

Sequential Brands Group, Inc.

1065 Avenue of the Americas

30th Floor

New York, NY 10018
Attention:   Gary Klein, CFO

with copies (which shall not constitute notice) to:

White & Case LLP
1155 Avenue of the Americas

New York,  New York 10036
Attention:   Nazim Zilkha

                   David Johansen

if to the Transfer Agent:

Computershare Trust Company, N.A.

250 Royall Street

Canton, MA 02021
Attention:   General Counsel

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with copies (which shall not constitute notice) to:

Computershare

480 Washington Blvd. 29th Floor

Jersey City, NJ 07310

Attention: David Cruz, Relationship Manager

If any time period for giving notice or taking action hereunder expires on a day that is not a Business Day, the time period shall automatically be extended to the Business Day immediately following such Saturday, Sunday or legal holiday.

(h)          Delivery by Facsimile. This Agreement, the agreements referred to herein, and each other agreement or instrument entered into in connection herewith or therewith or contemplated hereby or thereby, and any amendments hereto or thereto, to the extent signed and delivered by means of a facsimile machine or other electronic means, shall be treated in all manner and respects as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. At the request of any party hereto or to any such agreement or instrument, each other party hereto or, thereto shall reexecute original forms thereof and deliver them to all other parties. No party hereto or to any such agreement or instrument shall raise the use of a facsimile machine or other electronic means to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of a facsimile machine or other electronic means as a defense to the formation or enforceability of a contract and each such party forever waives any such defense.

(i)          Jury Trial. Each of the parties to this Agreement hereby agrees not to assert its respective right to a jury trial of any claim or cause of action based upon or arising out of this Agreement. The scope of this Section 12(i) is intended to be all-encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this Agreement, including contract claims, tort claims and all other common law and statutory claims. Each party hereto acknowledges that this Section 12(i) is a material inducement to enter into this Agreement, that each has already relied on this Section 12(i) in entering into this Agreement, and that each will continue to rely on this Section 12(i) in their related future dealings. Each party hereto further warrants and represents that it has reviewed this Section 12(i) with its legal counsel and that it knowingly and voluntarily agrees not to assert its jury trial rights following consultation with legal counsel. THIS SECTION 12(i) IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING (OTHER THAN BY A MUTUAL WRITTEN WAIVER SPECIFICALLY REFERRING TO THIS SECTION 12(i) AND EXECUTED BY EACH OF THE PARTIES HERETO), AND THIS SECTION 12(i) SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT. In the event of litigation, this Agreement may be filed as a written consent to a trial by the court.

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(j)          Submission to Jurisdiction. With respect to any suit, action or proceeding relating to any offers, purchases or sales of the Securities by the undersigned (“Proceedings”), the undersigned irrevocably submits to the exclusive jurisdiction of the trial division of the Superior Court of the State of New Jersey, and such Proceedings shall be governed by the procedural rules and laws of the State of New Jersey, without regard to principles of conflicts of law. The Investor shall not be deemed to have waived any objection it may now or hereafter have to the laying of jurisdiction or venue or any such Proceedings in any courts other than the courts of the State of New Jersey, nor deemed to waive any claim that any such Proceedings brought in any such court has been brought in a court without jurisdiction or an inconvenient or improper forum.

(k)          Arm’s Length Agreement. Each of the parties to this Agreement agrees and acknowledges that this Agreement has been negotiated in good faith, at arm’s length, and not by any means prohibited by law.

(l)          Sophisticated Parties; Advice of Counsel. Each of the parties to this Agreement specifically acknowledges that (i) it is a knowledgeable, informed, sophisticated Person capable of understanding and evaluating the provisions set forth in this Agreement and (ii) it has been fully advised and represented by legal counsel of its own independent selection and has relied wholly upon its independent judgment and the advice of such counsel in negotiating and entering into this Agreement.

(m)          Entire Agreement. This Agreement, together with the schedules and exhibits attached hereto, and any certificates, documents, instruments and writings that are delivered pursuant hereto, constitutes the entire agreement and understanding of the parties in respect of the subject matter hereof and supersedes all prior understandings, agreements or representations by or among the parties, written or oral, to the extent they relate in any way to the subject matter hereof.

(n)          Certification. Within 10 Business Days following receipt of a written request from the Company by any Holder (which request shall not be made more than twice in any calendar year), such Holder shall certify to the Company that such Holder continues to hold Registrable Securities (the “Certification”). If a Holder fails to provide the Certification within the 10 Business Day period referred to in the immediately preceding sentence, the Company reserves the right, in its sole discretion, to remove such Holder’s Registrable Securities from a Registration Statement.

(o)          Free Writing Prospectus Consent. No Holder shall use a Holder Free Writing Prospectus without the prior written consent of the Company, which consent shall not be unreasonably withheld, conditioned or delayed.

(p)          No Required Sale. Nothing in this Agreement shall be deemed to create an independent obligation on the part of any Holder to sell any Registrable Securities pursuant to any effective registration statement.

(q)          Termination. The obligations of the Company and of any Holder, other than those obligations contained in Section 5, shall terminate with respect to the Company and such Holder as soon as such Holder no longer holds any Registrable Securities.

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(r)          No Third-Party Beneficiaries or Other Right. Nothing herein shall grant to or create in any person not a party hereto, or any such person’s dependents or heirs, any right to any benefits hereunder or any remedies hereunder, and no such party shall be entitled to sue any party to this Agreement with respect thereto; provided, however, that the officers, directors, members, partners, agents and employees of each indemnified party and each Person who controls any such indemnified party within the meaning of either the Securities Act or the Exchange Act are intended third-party beneficiaries of Section 5 and shall have the right, power, and authority to enforce the provisions thereof as though they were a party hereto.

(s)          Sovereign Immunity. The Investor reserves all immunities, defenses, rights or actions arising out of the Investor’s sovereign and governmental status or under the Eleventh Amendment to the United States Constitution and the laws and Constitution of the State of New Jersey, except to the extent waived by statute. No waiver of any such immunities, defenses, rights or actions shall be implied or otherwise deemed to exist by reason of the Investor’s entry into this Agreement, the Purchase Agreement and any other documents or agreements executed in connection with the transactions contemplated under the Purchase Agreement, by any express or implied provision hereof, or by any actions or omissions to act by the Investor. Any claims asserted against the Investor shall be subject to the New Jersey Contractual Liability Act and the New Jersey Tort Claims Act.

Section 13. Definitions.“Affiliate” of any particular Person means any other Person directly or indirectly controlling, controlled by or under common control with such particular Person.

“Acquisition Event Period” means any period prior to the effective date of the Shelf during which the Company is pursuing and has not yet completed any announced or unannounced merger or acquisition transaction in respect to which the Company has entered into a binding or non-binding letter of intent, exclusivity letter or other documentation in anticipation of definitive documentation.

“Agreement” has the meaning specified in the first paragraph hereof.

“Beneficial Ownership” and terms of similar import shall be as defined under and determined pursuant to Rule 13d-3 promulgated under the Exchange Act.

“Business Day” means each Monday, Tuesday, Wednesday, Thursday and Friday that is not a day on which banking institutions in New York City are generally authorized or obligated by law or executive order to close.

“Certification” has the meaning specified in Section 12(n).

“Closing Date” has the meaning specified in Section 1(b).

“Commission” means the United States Securities and Exchange Commission or any successor governmental agency.

“Company” has the meaning specified in the first paragraph hereof.

“Company Underwritten Offering” has the meaning specified in Section 2.

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“Common Stock” means the shares of common stock, par value $0.001 per share, and any additional shares of such common stock paid, issued or distributed in respect of any such shares by way of a stock dividend, stock split or distribution, or in connection with a combination of shares, and any such security into which such Common Stock shall have been converted or exchanged in connection with a recapitalization, reorganization, reclassification, merger, consolidation, exchange, distribution or otherwise.

“control” (including the terms “controlling,” “controlled by” and “under common control with”) means, unless otherwise noted, the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting shares, by contract, or otherwise.

“Counsel to the Holders” means, one counsel (and one local counsel) selected from time to time by the Holders of a majority of the Registrable Securities.

“Cut Back Shares” has the meaning specified in Section 1(e).

“Disclosure Package” means, with respect to any offering of securities, (i) the preliminary prospectus, (ii) each Free Writing Prospectus and (iii) all other information, in each case, that is deemed, under Rule 159 promulgated under the Securities Act, to have been conveyed to purchasers of securities at the time of sale of such securities (including a contract of sale).

“Effectiveness Deadline” has the meaning specified in Section 1(a).

“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

“Filing Deadline” has the meaning specified in Section 1(a).

“FINRA” means the Financial Industry Regulatory Authority.

“Form S-1” means such form under the Securities Act, as amended from time to time by the Commission.

“Form S-3” means such form under the Securities Act, as amended from time to time by the Commission.

“Form S-3 Shelf” has the meaning specified in Section 1(b).

“Free Writing Prospectus” means any “free writing prospectus” as defined in Rule 405 promulgated under the Securities Act.

“Grace Period” has the meaning specified in Section 1(c).

“Holder” and “Holders” have the meanings specified in the first paragraph hereof.

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“Holder Free Writing Prospectus” means each Free Writing Prospectus prepared by or on behalf of the relevant Holder or used or referred to by such Holder in connection with the offering of Registrable Securities.

“Investor” has the meaning specified in the first paragraph hereof.

“Issuer Free Writing Prospectus” means an “issuer free writing prospectus” under Rule 433 promulgated under the Securities Act.

“Lock-Up Period” has the meaning specified in Section 2.

“Losses” has the meaning specified in Section 5(e).

“Person” means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization, a governmental entity or any department, agency or political subdivision thereof or any other entity.

“Piggyback Shares” means the shares of common stock of the Company: (i) held by TCP WR Acquisition, LLC (“TCP”) and issued pursuant to the purchase agreement by and between the Company and TCP, dated February 2, 2012 and (ii) acquired in the private placement transaction conducted by the Company and closed January 9, 2013, by certain Affiliates of the Company, as of the date hereof.

“PIPE Transaction” has the meaning specified in the recitals.

“Plan of Distribution” has the meaning specified in Section 1(a).

“Pre-Effective Suspension Period” has the meaning specified in Section 1(a).

“Prospectus” means the prospectus used in connection with a Registration Statement and any amendments or supplements thereto.

“Purchase Agreement” has the meaning specified in the recitals.

“Purchase Amount” has the meaning specified in Section 1(c).

“Registrable Securities” means, at any time, any shares of Common Stock acquired in the PIPE Transaction and any Piggyback Shares; provided, however, that, as to any Registrable Securities, such securities shall cease to constitute Registrable Securities upon the earliest to occur of: (i) the date that is six months from the Closing Date, unless at the time of the date that is six months from the Closing Date at least 25% of the shares of Common Stock issued pursuant to the PIPE Transaction are held by Affiliates of the Company, in which case the date shall be the earlier of the date that is one year from the Closing Date or the date as of when at least 25% of the shares of Common Stock issued pursuant to the PIPE Transaction shall cease to be held by Affiliates of the Company; (ii) the date on which such securities are disposed of pursuant to an effective registration statement under the Securities Act; (iii) the date on which such securities are disposed of pursuant to Rule 144 (or any successor provision) promulgated under the Securities Act (or by similar provision under the Securities Act); (iv) the date on which such securities may no longer be deemed “restricted securities” as defined in Rule 144(a)(3) under the Securities Act; (v) with respect to the Registrable Securities held by any Holder, any time that such Holder is permitted sell such Registrable Securities under Rule 144(b)(1) (or by similar provision under the Securities Act); and (vi) the date on which such securities cease to be outstanding. For the purposes of this Agreement, a Person shall be deemed to be a holder of Registrable Securities whenever such Person has the right to acquire such Registrable Securities (upon conversion or exercise in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitation upon the exercise of such right), whether or not such acquisition has been effected.

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“Registration Expenses” means all expenses arising from or incident to the registration of Registrable Securities in compliance with this Agreement, including, without limitation, (i) Commission, stock exchange, FINRA and other registration and filing fees, (ii) all fees and expenses incurred in connection with complying with any securities or “blue sky” laws (including, without limitation, fees, charges and disbursements of counsel in connection with “blue sky” qualifications of the Registrable Securities), (iii) all printing, messenger and delivery expenses, (iv) the fees, charges and disbursements of counsel to the Company and of its independent public accountants and any other accounting and legal fees, charges and expenses incurred by the Company, (v) the fees and expenses incurred in connection with the quotation of Registrable Securities on any inter-dealer quotation system and (vi) the reasonable fees, charges and disbursements of Counsel to the Holders, including, for the avoidance of doubt, any expenses of Counsel to the Holders in connection with the filing or amendment of any Registration Statement, Prospectus or Free Writing Prospectus hereunder.

“Registration Notice” has the meaning specified in Section 1(a).

“Registration Statement” means any registration statement filed hereunder.

“Rule 144A” has the meaning specified in Section 8.

“Securities Act” means the Securities Act of 1933, as amended from time to time.

“SEC Comments” has the meaning specified in Section 1(a).

“SEC Restrictions” has the meaning specified in Section 1(e).

“Selling Expenses” means the underwriting fees, discounts, selling commissions and stock transfer taxes applicable to all Registrable Securities registered by the Holders and legal expenses, expect as otherwise provided in the Purchase Agreement or other documents regarding the PIPE Transaction.

“Selling Holder Information” has the meaning specified in Section 1(a).

“Shelf” has the meaning specified in Section 1(a).

“Shelf Amendment” has the meaning specified in Section 1(b).

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“Shelf Amendment Notice” has the meaning specified in Section 1(b).

“Shelf Registration” means a registration of securities pursuant to a registration statement filed with the Commission in accordance with and pursuant to Rule 415 promulgated under the Securities Act (or any successor rule then in effect).

“Shelf Selling Stockholder” has the meaning specified in Section 1(e).

“Shelf Term” has the meaning specified in Section 1(b).

“Suspension Period” has the meaning specified in Section 1(d).

* * *

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

SEQUENTIAL BRANDS GROUP, INC.

By:
Name:
Title:

Holder Name:

By:
Name:
Title:

Address for Notices:

Facsimile:
Attention:

EXHIBIT A

PLAN OF DISTRIBUTION

The selling stockholders, which as used herein includes donees, pledgees, transferees or other successors-in-interest selling shares of common stock or interests in shares of common stock received after the date of this prospectus from a selling stockholder as a gift, pledge, partnership distribution or other transfer, may, from time to time, sell, transfer or otherwise dispose of any or all of their shares of common stock or interests in shares of common stock on any stock exchange, market or trading facility on which the shares are traded or in private transactions. These dispositions may be at fixed prices, at prevailing market prices at the time of sale, at prices related to the prevailing market price, at varying prices determined at the time of sale, or at negotiated prices.

The selling stockholders may use any one or more of the following methods when disposing of shares or interests therein:

•           ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

•           block trades in which the broker-dealer will attempt to sell the shares as agent, but may position and resell a portion of the block as principal to facilitate the transaction;

•           purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

•           an exchange distribution in accordance with the rules of the applicable exchange;

•           privately negotiated transactions;

•           short sales effected after the date the registration statement of which this Prospectus is a part is declared effective by the Commission;

•           through the writing or settlement of options or other hedging transactions, whether through an options exchange or otherwise;

•           broker-dealers may agree with the selling stockholders to sell a specified number of such shares at a stipulated price per share;

•           a combination of any such methods of sale; and

•           any other method permitted by applicable law.

The selling stockholders may, from time to time, pledge or grant a security interest in some or all of the shares of common stock owned by them and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell the shares of common stock, from time to time, under this prospectus, or under an amendment to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act amending the list of selling stockholders to include the pledgee, transferee or other successors in interest as selling stockholders under this prospectus. The selling stockholders also may transfer the shares of common stock in other circumstances, in which case the transferees, pledgees or other successors in interest will be the selling beneficial owners for purposes of this prospectus.

In connection with the sale of our common stock or interests therein, the selling stockholders may enter into hedging transactions with broker-dealers or other financial institutions, which may in turn engage in short sales of the common stock in the course of hedging the positions they assume. The selling stockholders may also sell shares of our common stock short and deliver these securities to close out their short positions, or loan or pledge the common stock to broker-dealers that in turn may sell these securities. The selling stockholders may also enter into option or other transactions with broker-dealers or other financial institutions or the creation of one or more derivative securities which require the delivery to such broker-dealer or other financial institution of shares offered by this prospectus, which shares such broker-dealer or other financial institution may resell pursuant to this prospectus (as supplemented or amended to reflect such transaction).

The aggregate proceeds to the selling stockholders from the sale of the common stock offered by them will be the purchase price of the common stock less discounts or commissions, if any. Each of the selling stockholders reserves the right to accept and, together with their agents from time to time, to reject, in whole or in part, any proposed purchase of common stock to be made directly or through agents. We will not receive any of the proceeds from this offering.

The selling stockholders also may resell all or a portion of the shares in open market transactions in reliance upon Rule 144 under the Securities Act of 1933, provided that they meet the criteria and conform to the requirements of that rule.

The selling stockholders and any underwriters, broker-dealers or agents that participate in the sale of the common stock or interests therein may be “underwriters” within the meaning of Section 2(11) of the Securities Act. Any discounts, commissions, concessions or profit they earn on any resale of the shares may be underwriting discounts and commissions under the Securities Act. Selling stockholders who are “underwriters” within the meaning of Section 2(11) of the Securities Act will be subject to the prospectus delivery requirements of the Securities Act.

To the extent required, the shares of our common stock to be sold, the names of the selling stockholders, the respective purchase prices and public offering prices, the names of any agents, dealer or underwriter, any applicable commissions or discounts with respect to a particular offer will be set forth in an accompanying prospectus supplement or, if appropriate, a post-effective amendment to the registration statement that includes this prospectus.

In order to comply with the securities laws of some states, if applicable, the common stock may be sold in these jurisdictions only through registered or licensed brokers or dealers. In addition, in some states the common stock may not be sold unless it has been registered or qualified for sale or an exemption from registration or qualification requirements is available and is complied with.

We have advised the selling stockholders that the anti-manipulation rules of Regulation M under the Exchange Act may apply to sales of shares in the market and to the activities of the selling stockholders and their affiliates. In addition, to the extent applicable we will make copies of this prospectus (as it may be supplemented or amended from time to time) available to the selling stockholders for the purpose of satisfying the prospectus delivery requirements of the Securities Act. The selling stockholders may indemnify any broker-dealer that participates in transactions involving the sale of the shares against certain liabilities, including liabilities arising under the Securities Act.

We have agreed to indemnify the selling stockholders against certain liabilities, including liabilities under the Securities Act and state securities laws, relating to the registration of the shares offered by this prospectus.

We have agreed with the selling stockholders to keep the registration statement of which this prospectus constitutes a part effective until the earlier of (1) such time as all of the shares covered by this prospectus have been disposed of pursuant to and in accordance with the registration statement or (2) the date on which all of the shares may be sold without restriction pursuant to Rule 144 of the Securities Act.

EXHIBIT B

SEQUENTIAL BRANDS GROUP, INC

Notice and Eligible Holder Information Questionnaire

The undersigned beneficial owner of capital stock of Sequential Brands Group, Inc., a Delaware corporation (the “Company”), understands that the Company has filed or intends to file with the Securities and Exchange Commission (the “SEC”) one or more registration statements (collectively, the “Registration Statement”) for the registration and resale under Rule 415 of the Securities Act of 1933, as amended (the “Securities Act”), of the Registrable Securities in accordance with the terms of the Registration Rights Agreement of which this questionnaire is a part (the “Registration Rights Agreement”), dated as of July 26, 2013 (the “Closing Date”), by and among the Company and the parties identified as the “Holders” on the signature page thereto. All capitalized terms not otherwise defined herein shall have the meaning ascribed thereto in the Registration Rights Agreement.

Certain legal consequences arise from being named as a selling securityholder in the Registration Statement and the related prospectus, as the case may be. Accordingly, holders and beneficial owners of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as an Eligible Holder in the Registration Statement and the related prospectus.

NOTICE

The undersigned beneficial owner (the “Eligible Holder”) of Registrable Securities hereby elects to include some or all of the Registrable Securities owned by it in the Registration Statement. In order to sell or otherwise dispose of any Registrable Securities pursuant to the Registration Statement, a beneficial owner of Registrable Securities generally will be required to be named as a selling securityholder in the related prospectus and deliver a prospectus to each purchaser of Registrable Securities.

If you wish to include the Registrable Securities beneficially owned by you in the Registration Statement (or a supplement or amendment thereto), you must complete, sign and deliver this Notice of Registration Statement and Eligible Holder Information Questionnaire (“Notice and Questionnaire”) to the Company at the address set forth herein on or prior to the fifth (5th) business day prior to filing of the Registration Statement (or supplement or amendment, as applicable). If you fail to do so, you will not be named as an Eligible Holder in the Registration Statement and may not be able to use the prospectus forming a part thereof to resell the Registrable Securities that you hold.

COMPLETED NOTICE AND QUESTIONNAIRE

PLEASE SEND BY PDF A COPY OF THE COMPLETED AND EXECUTED NOTICE AND QUESTIONNAIRE TO: Sarah Travis at sarah.travis@whitecase.com.

The undersigned hereby provides the following information to the Company and represents and warrants that such information is accurate:

QUESTIONNAIRE

1.          Name and Security Ownership

(a)          Full legal name of each registered holder of Registrable Securities and number of Registrable Securities held:

Name	Number of Registrable Securities

(b)          Full legal name of each registered holder of any other securities of the Company and number of such securities held

Name	Number of Other Securities

2.          Securities To Be Included In the Registration Statement

(a)          Do you wish to include in the registration statement all of the Registrable Securities listed in item 1(a) above?

Yes ☐          No ☐

(b)          If your answer to item 2(a) above is “no,” please specify below the number of shares that you wish to include:

Name	Number of Registrable Securities

3.	Beneficial Ownership of Securities of the Company Owned by the Eligible Holder(s)

“Beneficial ownership” is determined according to rules of the SEC. Securities are “beneficially owned” by any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares (i) voting power, which includes the power to vote, or to direct the voting of, such security, and/or, (ii) investment power, which includes the power to dispose, or to direct the disposition of, such security. The definition of beneficial ownership often requires disclosure of the individual or groups of individuals who have or share voting or investment power over the shares in question.

Please describe below or attach as a separate sheet a detailed description of the beneficial ownership of the Registrable Securities and any other securities of the Company held by the Eligible Holder. We recommend that you consult with your own securities law counsel as some or all of the description below will be included in the Registration Statement. You should also indicate clearly whether one or more of the beneficial owners disclaims beneficial ownership except to the extent of his, her or its pecuniary interest in the securities. Annex A hereto provides a typical example of beneficial ownership disclosure.

4. Relationships with the Company:

Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equity holders (owners of 5% of more of the equity securities of the undersigned) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three (3) years.

State any exceptions here:

5. Broker-Dealer Status:

(a)          Is any Eligible Holder a broker-dealer?

Yes ☐          No ☐

(b)           If the answer is “yes” to item 5(a) above, did such Eligible Holder receive the Registrable Securities as compensation for investment banking services to the Company?

Yes ☐          No ☐

Note: If the answer is “no” to this item 5(b), the SEC’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

(c)           Is any Eligible Holder an affiliate of a broker-dealer?

Yes ☐          No ☐

(d)           If any of the Eligible Holders is an affiliate of a broker-dealer, do you certify that such Eligible Holder purchased the Registrable Securities in the ordinary course of business, and at the time of the purchase of the Registrable Securities to be resold, had no agreements or understandings, directly or indirectly, with any person to distribute the Registrable Securities?

Yes ☐          No ☐

Note: If the answer is “no” to this item 5(d), the SEC’s staff has indicated that the Eligible Holder should be identified as an underwriter in the Registration Statement.

Please provide any further information here:

6. Address for Notices to Selling Holder:

Contact Person:
Contact Person Email Address:
Telephone:
Fax:

The undersigned agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof at any time while the Registration Statement remains effective.

By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to items one (1) through five (5) and the inclusion of such information in the Registration Statement and the related prospectus and any amendments or supplements thereto, as the case may be. The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of the Registration Statement and the related prospectus.

IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Beneficial Owner(s):

By:
Name:
Title:

Date:

ANNEX A

Model Beneficial Ownership Disclosure:

ABC Fund Management L.P. (“ABC Management LP”) is the investment manager for ABC Capital Fund (“ABC Capital”) and ABC Capital II Fund (“ABC Capital II” and, together with ABC Capital, the “ABC Funds”).  ABC Capital Management LLC (“ABC Management LLC”) is the general partner of ABC Management LP.  The managing members of ABC Management LLC are Individual A, Individual B and Individual C (collectively the “ABC Managers”).  ABC Management LP, ABC Management LLC and each of the ABC Managers may be deemed to beneficially own the securities held by the ABC Funds.  ABC Management LP, ABC Management LLC and each of the ABC Managers each disclaim beneficial ownership of such securities except to the extent of their pecuniary interests therein.

EXHIBIT C

FORM OF JOINDER AGREEMENT

Ladies and Gentlemen:

Reference is made to the Registration Rights Agreement, dated as of July 26, 2013 (as such agreement may have been or may be amended from time to time) (the “Registration Rights Agreement”), by and among Sequential Brands Group, Inc., a Delaware corporation (the “Company”), each of the other parties signatory thereto and any other parties identified on the signature pages of any joinder agreements substantially similar to this joinder agreement executed and delivered pursuant to Section 10 of the Registration Rights Agreement. Capitalized terms used but not otherwise defined herein have the meanings set forth in the Registration Rights Agreement.

In consideration of the transfer to the undersigned of Registrable Securities of the Company, the undersigned represents that it is a transferee of [insert name of transferor] and agrees that, as of the date written below, the undersigned shall become a party to the Registration Rights Agreement, and shall be fully bound by, and subject to, all of the covenants, terms and conditions of the Registration Rights Agreement as though an original party thereto.

[SIGNATURE PAGE FOLLOWS]

Executed as of the _______ day of __________________, _____.

TRANSFEREE: [insert name of transferee]

By:

Name:

Title:

Address:

Acknowledged and agreed by:

SEQUENTIAL BRANDS GROUP, INC.

By:

Name:

Title: